TIAA SEPARATE ACCOUNT VA-3

Teachers Insurance and Annuity Association of America

SUPPLEMENT NO. 2

dated March 18, 2020

to the Prospectus Levels 1, 2, 3, 4 dated May 1, 2019

This supplement amends certain disclosure in the prospectus for the TIAA Access individual and group variable annuity contracts. Please keep this supplement with your prospectus for future reference.

Please replace the disclosure under “Special Risks Related to Cyber Security” with the following:

Special Risks Related to Cyber Security and Certain Business Continuity Risks. With the increased use of technologies such as the Internet to conduct business, we, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service providers are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service our operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on our or our service providers’ websites. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on our systems or the systems of our service providers.

Cyber security failures by us or any of our service providers, the underlying funds, or the issuers of securities in which the underlying funds invest, may result in disruptions to and impact business operations, and may adversely affect us and the value of your accumulation units. Such disruptions or impacts may result in: financial losses, interference with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; interference with our ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us;

violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. We may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. We and participants could be negatively impacted by such cyber-attacks or incidents. Although we have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that we or our service providers or the underlying funds will not be able to adequately identify or prepare for all cyber security attacks. In addition, we cannot directly control the cyber security plans or systems implemented by our service providers or the underlying funds.

Other disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect our ability to conduct business, including if our employees or the employees of our service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with our processing of contract transactions (including the processing of orders from our website or with the underlying funds), impact our ability to calculate unit values, or cause other operational issues.

A40827 (3/20)